UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 26, 2022
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

First Solar, Inc. (“First Solar”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) on May 26, 2022. A description of each matter voted upon at the Annual Meeting is described in detail in First Solar’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2022. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal No. 1: To elect the following twelve nominees to First Solar’s board of directors, each to serve on the board of directors until the next annual meeting of stockholders or until his or her successor has been elected and qualified.

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Michael J. Ahearn	69,504,078	3,420,811	2,840,693	14,092,982
Richard D. Chapman	73,866,548	1,818,290	80,744	14,092,982
Anita Marangoly George	74,653,611	1,040,583	71,388	14,092,982
George A. Hambro	74,203,433	979,935	582,214	14,092,982
Molly E. Joseph	72,829,369	2,864,860	71,353	14,092,982
Craig Kennedy	69,737,159	5,160,306	868,117	14,092,982
Lisa A. Kro	74,466,758	1,225,538	73,286	14,092,982
William J. Post	71,763,155	3,922,603	79,824	14,092,982
Paul H. Stebbins	61,101,913	13,789,527	874,142	14,092,982
Michael Sweeney	68,256,428	6,640,002	869,152	14,092,982
Mark R. Widmar	74,612,674	1,082,354	70,554	14,092,982
Norman L. Wright	75,113,636	570,895	81,051	14,092,982

Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as First Solar’s independent registered public accounting firm for the year ending December 31, 2022.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
82,164,781	7,572,162	121,621	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 27, 2022	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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